UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	October 7, 2013

DARLING INTERNATIONAL INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-13323	36-2495346
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

251 O’CONNOR RIDGE BLVD., SUITE 300, IRVING, TEXAS	75038
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(972) 717-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.          Other Events.

On October 7, 2013, Darling International Inc., a Delaware corporation (“Darling”), issued a press release announcing the execution of a Sale and Purchase Agreement (the “SPA”) between Darling and VION Holding N.V., a Dutch limited liability company (“VION”), pursuant to which Darling will acquire all of the shares of VION Ingredients Nederland (Holding) B.V., VION Ingredients International (Holding) B.V., and VION Ingredients Germany GmbH (collectively, the “Companies”) for EUR 1.6 billion, upon the terms and subject to the conditions set forth in the SPA. Each of the Companies is a wholly-owned subsidiary of VION. At the consummation of the contemplated transaction, the Companies will directly or indirectly own all of the shares of the subsidiaries in VION’s Ingredients division and the interests in various operating joint ventures in VION’s Ingredients division (collectively, the “Group Companies”). The Group Companies together conduct the business of the development, production and marketing and sale of products of animal origin (the “Ingredients Business”). A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Cautionary Statement Regarding Forward-Looking Statements
This report contains forward-looking statements within the meaning of the Private Securities Litigations Reform Act of 1995 regarding the business operations and prospects of Darling and industry factors affecting it. These statements are identified by words such as “may,” “will,” “ begin,” “ look forward,” “expect,” “believe,” “intend,” “anticipate,” “should,” “potential,” “estimate,” “continue,” “momentum” and other words referring to events to occur in the future. These statements reflect Darling’s current view of future events and are based on its assessment of, and are subject to, a variety of risks and uncertainties beyond its control, including the fulfillment of all conditions to the closing of the acquisition of the Ingredients Business from VION; disturbances in world financial, credit, commodities, stock markets and climatic conditions; unanticipated changes in national and international regulations affecting Darling’s products; a decline in consumer confidence and discretionary spending; the general performance of the U.S. and global economies; global demands for bio-fuels and grain and oilseed commodities, which have exhibited volatility, and can impact the cost of feed for cattle, hogs, and poultry, thus affecting available rendering feedstock; risks associated with the renewable diesel plant in Norco, Louisiana owned and operated by a joint venture between Darling and Valero Energy Corporation, including possible unanticipated operating disruptions; risks relating to possible third party claims asserting intellectual property infringement; economic disruptions resulting from the European debt crisis; and continued or escalated conflict in the Middle East, each of which could cause actual results to differ materially from those projected in the forward-looking statements. Other risks and uncertainties regarding Darling, its business and the industry in which it operates are referenced from time to time in Darling’s filings with the Securities and Exchange Commission, including those contained in its Form 10-K for the fiscal year ended December 29, 2012, which was filed February 27, 2013. Darling assumes no obligation to publicly update or supplement any forward-looking statement to reflect actual results or changes in other factors affecting these forward-looking statements except as required by law.

Item 9.01.          Financial Statements and Exhibits.

(d)           Exhibits.

99.1	Press release dated October 7, 2013 titled "Darling International Inc. to Acquire Vion Ingredients from Vion Holding N.V."

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DARLING INTERNATIONAL INC.

Date: October 7, 2013	By:	/s/ John F. Sterling
John F. Sterling
Executive Vice President and General Counsel

EXHIBIT LIST

Exhibit No.	Description

99.1	Press release dated October 7, 2013 titled "Darling International Inc. to Acquire Vion Ingredients from Vion Holding N.V."

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